EXHIBIT 10.22
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                                   ASSIGNMENT

For consideration had and received, Mercatus & Partners, Ltd. ("Assignor") hereby assigns to Phi Nest Fund, L.P. ("Assignee") all of its rights, title, and interest in and to its 2,941,176 shares of common stock in ZAP, a California Corporation ("ZAP"), share certificate #ZAP00135 (the "Assigned Shares"), which Assigned Shares are currently in the possession of ZAP at its corporate headquarters in Santa Rosa, California. ZAP is hereby authorized to deliver the Assigned Shares to Assignee at is corporate headquarters located at:


Phi-Nest Fund, L.P.
2385 Executive Drive, Suite 100
Boca Raton, FL  33431




Mercatus & Partners Ltd. ("Assignor")


By   /s/ Dwight Parscale                      Date:  December 30, 2004
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     Dwight Parscale
     Chief Operating Officer



PHI-NEST Fund, L.P.


BY   /s/ HOWARD DEVERETT                      Date:  December 30, 2004
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     Howard Deverett
     Fund Manager